UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2005

Forest City Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement and Guaranty Agreement

On April 7, 2005, Forest City Rental Properties Corporation ("FCRPC"), a wholly owned subsidiary of Forest City Enterprises, Inc. (the "Company"), entered into a second amendment (the "Credit Agreement Amendment"), with KeyBank National Association ("KeyBank"), as Administrative Agent, National City Bank ("NCB"), as Syndication Agent, and the banks party thereto, to its existing Credit Agreement, dated as of March 22, 2004, among FCRPC and KeyBank, NCB and the banks party thereto, as amended by the First Amendment to the Credit Agreement, dated as of January 19, 2005, among FCRPC, KeyBank, NCB, and the banks party thereto (the "Credit Agreement").

The Credit Agreement Amendment extends the maturity by one year to March 2008, lowers the Company’s borrowing rate to 1.95% over LIBOR or 1/2% over the prime rate, eliminates the higher rate tier on the last $50,000,000 of borrowings, and contains an accordion provision that allows the Company to increase the availability under the revolving line of credit by $100,000,000 in the next 24 months. The Credit Agreement Amendment also lowers the Company’s unused commitment fee from 37.5 basis points on any unused commitment to 25 basis points if the revolver usage is less than 50% and 15 basis points if the revolver usage is greater than 50%. The Credit Agreement Amendment also increases the combined availability of letters of credit or surety bonds by $10,000,000 to $60,000,000 and adds a swing line availability of $40,000,000 for up to three business days.

In connection with the Credit Agreement Amendment, the Company also entered into a second amendment (the "Guaranty Amendment"), with KeyBank, NCB and the banks party thereto, to its existing Guaranty of Payment of Debt, dated as of March 22, 2004, among the Company, KeyBank, NCB, and the banks party thereto, as amended by the First Amendment to the Guaranty of Payment of Debt, dated as of January 19, 2005, with KeyBank, NCB, and the banks party thereto (the "Guaranty"). The Guaranty Amendment amends the Guaranty to make certain conforming changes to the Guaranty necessitated by the Credit Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

The following exhibits are filed herewith.

Exhibit No. Description

10.1 Second Amendment to Credit Agreement, dated as of April 7, 2005, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.
10.2 Second Amendment to Guaranty of Payment of Debt, dated as of April 7, 2005 by and among Forest City Enterprises, Inc., the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

April 13, 2005	By:	/s/ Thomas G. Smith

Name: Thomas G. Smith
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of April 7, 2005, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.
10.2	Second Amendment to Guaranty of Payment of Debt, dated as of April 7, 2005, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.